SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)  September 1, 1999*




                  WISCONSIN ENERGY CORPORATION
     (Exact name of registrant as specified in its charter)


                             1-9057
                    (Commission file number)

          Wisconsin                                39-1391525
(State or other jurisdiction of      (I.R.S. Employer Identification No.)
 incorporation or organization)

   231 West Michigan Street, P.O. Box 2049, Milwaukee, Wisconsin  53201
               (Address of principal executive offices)         (Zip Code)


                         (414) 221-2345
      (Registrant's telephone number, including area code)




*This report updates and supersedes the description of the registrant's common stock incorporated by reference in the registrant's Registration Statement on Form 8-B dated January 7, 1987, as previously updated by the registrant's Current Report on Form 8-K dated October 31, 1991.


ITEM 5.  OTHER EVENTS.

     The following "Description of Wisconsin Energy Capital Stock" is filed for the purpose of updating and superseding the description of the common stock of Wisconsin Energy Corporation incorporated by reference in Wisconsin Energy's Registration Statement on Form 8-B dated January 7, 1987, as previously updated by Wisconsin Energy's Current Report on Form 8-K dated October 31, 1991:

          DESCRIPTION OF WISCONSIN ENERGY CAPITAL STOCK

At August 2, 1999, the authorized capital stock of Wisconsin Energy consisted of 325,000,000 shares of common stock, $.01 par value per share, of which 117,174,724 shares were outstanding, and 15,000,000 shares of preferred stock, $.01 par value per share, of which none were outstanding. The following summary may not include all of the information that is important to you. If so, we encourage you to read Wisconsin Energy's restated articles of incorporation and bylaws, copies of which have been filed with the SEC, and the appropriate provisions of the Wisconsin Business Corporation Law because they will govern your legal rights.

Preferred Stock

Under the Wisconsin Energy articles, subject to any approval of the SEC which may be required under the Public Utility Holding Company Act of 1935 should Wisconsin Energy become a registered holding company under that Act, the Wisconsin Energy board is authorized to divide the Wisconsin Energy preferred stock into series, to issue shares of any series and, within the limitations set forth in the Wisconsin Energy articles or prescribed by law, to fix and determine the relative rights and preferences of the shares of any series so established, including the dividend rate, redemption price and terms, amount payable upon liquidation, and any sinking fund provisions, conversion privileges and voting rights.

Common Stock

The holders of Wisconsin Energy common stock are entitled to receive such dividends as the Wisconsin Energy board may from time to time declare, subject to any rights of holders of Wisconsin Energy preferred stock, if any is issued. Each holder of Wisconsin Energy common stock is entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders, subject to any class or series voting rights of holders of any Wisconsin Energy preferred stock. The holders of Wisconsin Energy common stock are not entitled to cumulate votes for the election of directors. In the event of any liquidation, dissolution or winding-up of Wisconsin Energy, the holders of Wisconsin Energy common stock, subject to any rights of the holders of any Wisconsin Energy preferred stock, will be entitled to receive the remainder, if any, of the assets of Wisconsin Energy after the discharge of its liabilities. Holders of Wisconsin Energy common stock are not entitled to preemptive rights to subscribe for or purchase any part of any new or additional issue of stock or securities convertible into stock. The Wisconsin Energy common stock does not have any redemption provisions or conversion rights.

The outstanding shares of Wisconsin Energy common stock are fully paid and nonassessable. Shareholders are subject to potential personal liability under section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the company for services performed for the company, but not exceeding six months' service in any one case.

Wisconsin Energy's ability to pay dividends depends primarily upon the ability of its subsidiaries to pay dividends or otherwise transfer funds to it. Various financing arrangements, charter provisions and regulatory requirements may impose restrictions on the ability of Wisconsin Energy's public utility subsidiaries to transfer funds to Wisconsin Energy in the form of cash dividends, loans or advances. Under Sections 196.795 of the Wisconsin Statutes, Wisconsin's public utility holding company law (the "Wisconsin Holding Company Act"), Wisconsin Energy's public utility affiliates are prohibited from loaning funds, either directly or indirectly, to Wisconsin Energy. The Public Service Commission of Wisconsin (the "Wisconsin Commission") has the power to preclude the payment of dividends by Wisconsin Energy's public utility affiliates to Wisconsin Energy. If Wisconsin Energy were to become a registered holding company under the Public Utility Holding Company Act, the SEC would have the power to preclude the payment of dividends to Wisconsin Energy by its public utility subsidiaries and would also have the power to preclude the payment of dividends by Wisconsin Energy.

Certain Anti-Takeover Provisions

Wisconsin Energy's articles and bylaws contain provisions which may have the effect of discouraging persons from acquiring large blocks of Wisconsin Energy stock or delaying or preventing a change in control of Wisconsin Energy. The material provisions which may have such an effect are:

* an anti-greenmail provision prohibiting the purchase of shares of Wisconsin Energy common stock at a market premium from any person whom the Wisconsin Energy board believes to be a beneficial owner of more than 5% of the outstanding shares of Wisconsin Energy common stock unless such holder owned the shares for at least two years, the purchase was approved by a majority of the combined voting power of the shareholders, or the purchase is pursuant to a tender offer to all holders of Wisconsin Energy common stock on the same terms;

* classification of the Wisconsin Energy board into three classes with the term of only one class expiring each year;

* a provision permitting removal of a director without cause only by at least an 80% shareholder vote;

* authorization for the Wisconsin Energy board, subject to any required regulatory approval, to issue Wisconsin Energy preferred stock in series and to fix rights and preferences of the series, including, among other things, whether, and to what extent, the shares of any series will have voting rights and the extent of the preferences of the shares of any series with respect to dividends and other matters;

* advance notice procedures with respect to shareholder nominations of directors or shareholder proposals at a meeting of shareholders, other than those adopted or recommended by the Wisconsin Energy board; and

* provisions permitting amendment of some of these and related provisions only by at least an 80% shareholder vote at a meeting.

In addition, Wisconsin law, under which Wisconsin Energy is incorporated, contains supermajority voting/"fair price" provisions and business combination provisions that would be applicable to certain mergers, share exchanges or sales of substantially all assets involving Wisconsin Energy or a subsidiary and a significant shareholder, and which could have the effect of substantially increasing the cost to the acquiror and thus discouraging any such transaction. See "Statutory Defensive Provisions" below.

Wisconsin law permits shareholders to adopt an amendment to a corporation's articles of incorporation opting out of the supermajority voting/"fair price" provisions but not the business combination provisions. The Wisconsin Energy articles do not opt out of the supermajority voting/"fair price" provisions and require an 80% shareholder vote to do so, but do opt out of the control share acquisition provisions of Wisconsin Law. See "Statutory Defensive Provisions" below.

The Wisconsin Holding Company Act also provides that the approval of the Wisconsin Commission is necessary for any acquisition or holding of more than 10% of the outstanding voting shares of a public utility holding company such as Wisconsin Energy. Certain acquisitions of outstanding voting shares of Wisconsin Energy would also require approval of the SEC under the Public Utility Holding Company Act.

Statutory Defensive Provisions

Control Share Acquisitions. Wisconsin law provides that, unless a corporation's articles of incorporation provide otherwise, the voting power of shares of a "resident domestic corporation" such as Wisconsin Energy held by any person (including two or more persons acting as a group) in excess of 20% of the voting power in the election of directors is limited (in voting on any matter) to 10% of the full voting power of those shares. This restriction does not apply to shares acquired directly from the resident domestic corporation, or in certain specified transactions, or incident to a transaction in which the corporation's shareholders have approved restoration of the full voting power of the otherwise restricted shares. Wisconsin Energy has opted out of this statutory provision in its articles of incorporation.

Anti-Greenmail Provisions. Wisconsin law restricts the ability of certain publicly held corporations, such as Wisconsin Energy, to repurchase voting shares at above market value from certain large shareholders, absent approval from the shareholders as a whole, unless an identical or better offer to purchase is made to all owners of voting shares and securities which may be converted into voting shares. These provisions apply during a takeover offer to purchases of more than 5% of the corporation's shares from a person or group that holds more than 3% of the corporation's voting shares and has held the shares for less than two years.

As noted above under "Certain Anti-Takeover Provisions," the Wisconsin Energy articles of incorporation contain a somewhat different anti-greenmail provision that prohibits Wisconsin Energy from purchasing shares of Wisconsin Energy common stock from a 5% holder at a market premium, unless the holder has owned the shares for at least two years, the purchase was approved by a majority of the combined voting power of the shareholders, or the purchase is pursuant to a tender offer to all holders on the same terms.

Wisconsin law also provides that shareholder approval is required for the corporation during a takeover offer to sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors (directors who are not officers or employees) and a majority of the independent directors vote not to have this provision apply to the corporation.

The Wisconsin Energy articles of incorporation require an 80% shareholder vote for any amendment to the articles of incorporation that would have the effect of opting out of the provisions described above.

Fair Price Provisions. Wisconsin law provides that in addition to any approval otherwise required, certain mergers, share exchanges or sales, leases, exchanges or other dispositions involving a resident domestic corporation, such as Wisconsin Energy, and any significant shareholder are subject to a super-majority vote of shareholders unless certain fair price standards have been met. For this purpose a significant shareholder is defined as either a 10% shareholder or an affiliate of the resident domestic corporation who was a 10% shareholder at any time within the preceding two years. The super-majority vote that is required by the statute consists of:

* approval of 80% of the total voting power of the corporation, and

* approval of at least 66 2/3% of the voting power not beneficially owned by the significant shareholder or its affiliates or associates.

However, a supermajority vote is not required if the following
"fair price" standards are satisfied:

* the consideration is in cash or in the form of consideration used to acquire the greatest number of shares, and

*    the amount of the consideration equals the greater of:

     (a) the highest price paid by the significant shareholder within the prior two-year period;

     (b) in the case of a tender offer, the market value of the shares on the date the significant shareholder commences the tender offer; or

     (c) the highest liquidation or dissolution distribution to which the shareholders would be entitled.

The Wisconsin Energy articles of incorporation require an 80% shareholder vote for any amendment to the articles of incorporation that would have the effect of opting out of the fair price provisions.

Business combination provisions. Wisconsin law restricts resident domestic corporations, such as Wisconsin Energy, from engaging in specified business combinations involving an "interested stockholder" or an affiliate or associate of an interested stockholder. For this purpose an "interested stockholder" is a shareholder who beneficially owns at least 10% of the voting power of the outstanding stock of the resident domestic corporation, or is an affiliate or associate of the resident domestic corporation and beneficially owned at least 10% of the voting power of the then outstanding stock within the preceding three years. The specified business combinations include:

*    a merger or statutory share exchange;

* a sale or other disposition of assets having a market value equal to at least 5% of the market value of the assets or outstanding stock of the corporation or representing at least 10% of its earning power or income;

* the issuance or transfer of stock or rights to purchase stock with a market value equal to at least 5% of the outstanding stock;

* the adoption of a plan or proposal for liquidation or dissolution;

* receipt by the interested stockholder or the interested stockholder's affiliates or associates of a disproportionate direct or indirect benefit of a loan of other financial benefit provided by or through the resident domestic corporation or its subsidiaries; or

* certain other transactions that have the direct or indirect effect of materially increasing the proportionate share of voting stock beneficially owned by the interested stockholder or the interested stockholder's affiliates or associates.

For a period of three years following the date that the interested stockholder becomes an interested stockholder, the resident domestic corporation is prohibited from engaging in any of the specified transactions with an interested stockholder unless the specified transaction or the purchase of stock by the interested stockholder is approved by the board of directors of the resident domestic corporation before the share acquisition date. Following the three year period, a specified transaction is permitted only if:

* the acquisition of shares by the interested stockholder was approved by the board of directors of the resident domestic corporation before the share acquisition date;

* the specified transaction is approved by a majority of the voting stock of the resident domestic corporation that is not owned by the interested stockholder; or

* the consideration to be received by the corporation's shareholders satisfies the "fair price" provisions of the statute as to form and amount.

Wisconsin Public Utility Holding Company Provisions. The Wisconsin Holding Company Act provides that no person may take, hold or acquire, directly or indirectly, more than 10% of the outstanding voting securities of a public utility holding company, with the unconditional power to vote those securities, unless the Public Service Commission of Wisconsin has determined that the acquisition is in the best interests of utility consumers, investors and the public. Persons acquiring 10% or more of the voting securities of Wisconsin Energy are subject to the provisions of the statute.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

     See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.


                                                               FORM 8-K



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WISCONSIN ENERGY CORPORATION



                              By:  /s/ CALVIN H. BAKER
                                  ----------------------------
                                  Calvin H. Baker, Treasurer


Date:  September 1, 1999




                  WISCONSIN ENERGY CORPORATION
                  (Commission File No. 1-9057)

                          EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K
               Date of Report:  September 1, 1999

Exhibit                                      Incorporated Herein        Filed
Number             Description               by Reference to            Herewith
-------            -----------               -------------------        --------

   3.1         Restated Articles of          Exhibit 3.1 to Wisconsin
               Incorporation of Wisconsin    Energy's Quarterly Report
               Energy, as amended and        on Form 10-Q for the
               restated effective            quarter ended June 30,
               June 12, 1995                 1995, File No. 1-9057

   3.2         Bylaws of Wisconsin Energy,   Exhibit 3.2 to Wisconsin
               as amended to December 17,    Energy's Annual Report on
               1997                          Form 10-K for the year
                                             ended December 31, 1997,
                                             File No. 1-9057